MuniEnhanced
                                                                Fund, Inc.

                               [GRAPHIC OMITTED]

                                                       STRATEGIC
                                                                Performance

                                                                Annual Report
                                                                January 31, 2000

                             MuniEnhanced Fund, Inc.

The Benefits and Risks of Leveraging

MuniEnhanced Fund, Inc. utilizes leveraging to seek to enhance the yield and net asset value of its Common Stock. However, these objectives cannot be achieved in all interest rate environments. To leverage, the Fund issues Preferred Stock, which pays dividends at prevailing short-term interest rates, and invests the proceeds in long-term municipal bonds. The interest earned on these investments is paid to Common Stock shareholders in the form of dividends, and the value of these portfolio holdings is reflected in the per share net asset value of the Fund's Common Stock. However, in order to benefit Common Stock shareholders, the yield curve must be positively sloped; that is, short-term interest rates must be lower than long-term interest rates. At the same time, a period of generally declining interest rates will benefit Common Stock shareholders. If either of these conditions change, then the risks of leveraging will begin to outweigh the benefits.

To illustrate these concepts, assume a fund's Common Stock capitalization of $100 million and the issuance of Preferred Stock for an additional $50 million, creating a total value of $150 million available for investment in long-term municipal bonds. If prevailing short-term interest rates are approximately 3% and long-term interest rates are approximately 6%, the yield curve has a strongly positive slope. The fund pays dividends on the $50 million of Preferred Stock based on the lower short-term interest rates. At the same time, the fund's total portfolio of $150 million earns the income based on long-term interest rates. Of course, increases in short-term interest rates would reduce (and even eliminate) the dividends on the Common Stock.

In this case, the dividends paid to Preferred Stock shareholders are significantly lower than the income earned on the fund's long-term investments, and therefore the Common Stock shareholders are the beneficiaries of the incremental yield. However, if short-term interest rates rise, narrowing the differential between short-term and long-term interest rates, the incremental yield pick-up on the Common Stock will be reduced or eliminated completely. At the same time, the market value on the fund's Common Stock (that is, its price as listed on the New York Stock Exchange), may, as a result, decline. Furthermore, if long-term interest rates rise, the Common Stock's net asset value will reflect the full decline in the price of the portfolio's investments, since the value of the fund's Preferred Stock does not fluctuate. In addition to the decline in net asset value, the market value of the fund's Common Stock may also decline.

As a part of its investment strategy, the Fund may invest in certain securities whose potential income return is inversely related to changes in a floating interest rate ("inverse floaters"). In general, income on inverse floaters will decrease when short-term interest rates increase and increase when short-term interest rates decrease. Investments in inverse floaters may be characterized as derivative securities and may subject the Fund to the risks of reduced or eliminated interest payments and losses on invested principal. In addition, inverse floaters have the effect of providing investment leverage and, as a result, the market value of such securities will generally be more volatile than that of fixed rate, tax-exempt securities. To the extent the Fund invests in inverse floaters, the market value of the Fund's portfolio and the net asset value of the Fund's shares may also be more volatile than if the Fund did not invest in these securities.

                                       MuniEnhanced Fund, Inc., January 31, 2000

TO OUR SHAREHOLDERS

For the year ended January 31, 2000, the Common Stock of MuniEnhanced Fund, Inc. earned $0.635 per share income dividends, which included earned and unpaid dividends of $0.053. This represents a net annualized yield of 6.29%, based on a month-end net asset value of $10.10 per share. Over the same period, the total investment on the Fund's Common Stock was -10.87%, based on a change in per share net asset value from $12.06 to $10.10 and assuming reinvestment of $0.638 per share income dividends.

For the six-month period ended January 31, 2000, the total investment return on the Fund's Common Stock was - 6.72%, based on a change in per share net asset value from $11.20 to $10.10, and assuming reinvestment of $0.320 per share income dividends.

For the six-month period ended January 31, 2000, the Fund's Preferred Stock had an average dividend yield as follows: Series A, 3.19%; Series B, 3.75%; and Series C, 3.56%.

The Municipal Market Environment

During the six months ended January 31, 2000, continued strong domestic growth, gradual improvement in foreign economies and investor concerns regarding future inflationary pressures pushed long-term fixed-income bond yields higher. The Federal Reserve Board continued to raise short-term interest rates in August and November 1999 as well as just after the period's close, seeking to moderate US economic growth and maintain the existing benign inflationary environment. US economic growth, in part intensified by Year 2000 preparations, grew 5.8% during the last fiscal quarter of 1999 and had an annual rate of 4.1% for 1999. A number of inflationary indicators have also begun to signal some increase in price pressures.

However, most investors believe that the Federal Reserve Board will be extremely vigilant in preventing such pressures from any material escalation. US Treasury bond yields responded by rising approximately 60 basis points (0.60%) by mid-January 2000. A strong rally, largely based upon an expected significant reduction in the future supply of US Treasury 30-year maturity bonds, pushed yields lower to 6.50% at January 31, 2000. Over the last six months, yields on 30-year US Treasury bonds rose approximately 40 basis points.

The tax-exempt bond market was also under pressure throughout the entire period. Despite receiving more than $30 billion in coupon payments, bond maturities and proceeds from early redemptions in December and January, overall investor demand has diminished. It is likely that the returns generated by the US equity market have continued to attract investor attention and have left little demand for competing investment alternatives. At January 31, 2000, the long-term tax-exempt revenue bond yield, as measured by the Bond Buyer Revenue Index, was 6.34%, an increase of nearly 70 basis points over the last six months.

Issuance by municipalities has significantly declined in recent months. Over the last six months, less than $100 billion in long-term tax-exempt bonds were issued, representing a decline of over 20% compared to the same period a year ago. During the last three months, less than $45 billion in long-term bonds were issued by various municipalities. This most recent quarterly issuance is 30% below the level of the January 31, 1999 quarter. Additionally, during January 2000, less than $8 billion in municipal debt was underwritten, down more than 50% from January 1999 levels. This represents the lowest monthly issuance in over five years. Toward the end of 1999, consensus estimates for 2000 annual issuance were in the $210 billion - $215 billion range. January's underwritings, as well as those expected to be issued in the near future, have led some analysts to revise their forecasts to the $190 billion range.

We believe an overall reduction in bond supply in the coming year should help support the municipal bond market's overall technical position. While tax-exempt bond yields, which are at their highest level in over three years, have attracted significant retail investor interest, institutional demand declined sharply. Long-term municipal mutual funds have seen consistent outflows in recent months as the yields of individual securities rose faster than those of larger, more diverse mutual funds. During the six months ended January 31, 2000, tax-exempt mutual funds have had net redemptions of approximately $9 billion. Also, the demand from property and casualty insurance companies has weakened as a result of the losses and anticipated losses incurred from a series of damaging storms across much of the eastern United States. Additionally, many institutional investors who have in recent years been attracted to the municipal bond market by historically attractive tax-exempt bond yield ratios of over 90%, found other asset classes even more attractive. Even with a reduced supply position, tax-exempt issuers have been forced to repeatedly raise municipal bond yields in an attempt to attract adequate demand. We believe a reduced bond supply going forward is likely to promote a more closely balanced supply/demand structure and foster a more stable tax-exempt interest rate environment.

Looking ahead, it appears to us that long-term tax-exempt bond yields will remain under pressure, trading in a broad range centered around current levels. Investors are also likely to remain concerned regarding future action by the Federal Reserve Board in early 2000. Any improvement in bond prices may be contingent upon weakening in both US employment growth and consumer spending. The 100 basis point rise in US Treasury bond yields seen thus far could negatively affect US economic growth. The US housing market is likely to be among the first sectors to be affected, as some declines have already been evidenced because of higher mortgage rates. We believe it is also unrealistic to expect double-digit returns in US equity markets to continue indefinitely. Much of the US consumer's wealth is tied to recent stock market appreciation. Any slowing in these incredible growth rates may reduce consumer spending. We believe that these factors suggest that the worst of the recent increase in bond yields has passed and stable, if not slightly improving, bond prices may be expected.

Portfolio Strategy

During the six months ended January 31, 2000, we initially retained a defensive position toward the municipal bond market, then gradually shifted to a neutral stance. We accomplished this goal by investing a substantial portion of the Fund's cash reserves. Since the spring of 1997, our strategy has been to seek to enhance income and to take advantage of the highest absolute municipal yields. During the period, we also sought to capitalize on market discrepancies, caused in part by Year 2000 concerns, by purchasing bonds we believed to be undervalued combined with selling bonds we believed to be overvalued. (For a complete explanation of the benefits and risks of leveraging, see page 1 of this report to shareholders.)

Looking ahead, we intend to remain fully invested in the municipal market in an effort to enhance shareholder income. We do not expect to significantly alter our present position toward the market given the current economic backdrop. We will continue to take advantage of any opportunities in the municipal marketplace that we believe is appropriate.

In Conclusion

We appreciate your ongoing interest in MuniEnhanced Fund, Inc., and we look forward to assisting you with your financial needs in the months and years ahead.

Sincerely,


/s/ Terry K. Glenn

Terry K. Glenn
President


/s/ Vincent R. Giordano

Vincent R. Giordano
Senior Vice President


/s/ Michael Kalinoski

Michael Kalinoski
Vice President and Portfolio Manager

March 2, 2000

================================================================================
We are pleased to announce that Michael A. Kalinoski is responsible for the day-to-day management of MuniEnhanced Fund, Inc. Mr. Kalinoski has been employed by Merrill Lynch Asset Management, L.P. (an affiliate of the Investment Adviser) since 1999 as Vice President and Portfolio Manager. Mr. Kalinoski was previously employed from 1993 to 1999 as a municipal bond trader with Strong Capital Management.
================================================================================


                                      2 & 3

                                       MuniEnhanced Fund, Inc., January 31, 2000

SCHEDULE OF INVESTMENTS                                           (in Thousands)

                      S&P      Moody's       Face
STATE               Ratings    Ratings      Amount      Issue                                                                 Value
====================================================================================================================================
Alabama -- 0.6%       AAA       Aaa        $ 2,500      Huntsville, Alabama, Health Care Authority, Health Care Facilities
                                                        Revenue Bonds, Series B, 6.625% due 6/01/2004 (d)(e)                 $ 2,700
====================================================================================================================================
Alaska -- 1.3%                                          Valdez, Alaska, Marine Terminal Revenue Refunding Bonds:
                      A1+       VMIG1+         500        (Exxon Pipeline Company Project), VRDN, Series C, 3.55% due
                                                          12/01/2033 (g)                                                         500
                      AA+       NR*          5,000        (Sohio Pipeline -- British Petroleum Oil), 7.125% due
                                                          12/01/2025                                                           5,189
====================================================================================================================================
Arizona -- 1.1%                                         Maricopa County, Arizona, Pollution Control Corporation, PCR,
                                                        Refunding (Arizona Public Service Company), VRDN (g):
                      A1+       P1             900        Series D, 3.60% due 5/01/2029                                          900
                      A1+       P1           1,200        Series E, 3.65% due 5/01/2029                                        1,200
                      AAA       Aaa          2,845      Phoenix, Arizona, Civic Improvement Corporation, Wastewater System
                                                        Revenue Bonds, Junior Lien, 6.50% due 7/01/2008 (d)                    3,059
====================================================================================================================================
California -- 5.3%    AAA       Aaa          5,250      Anaheim, California, Public Financing Authority, Lease Revenue Bonds
                                                        (Public Improvements Project), Senior Series A, 6% due 9/01/2024 (c)   5,297
                      AAA       Aaa          8,235      Los Angeles County, California, Transportation Commission, Sales
                                                        Tax Revenue Refunding Bonds, Series B, 6.50% due 7/01/2015 (b)         8,575
                      AAA       Aaa          1,500      M-S-R Public Power Agency, California, Revenue Bonds (San Juan
                                                        Project), Series E, 6.50% due 7/01/2017 (d)                            1,563
                      AAA       Aaa          1,500      Northern California Transmission Revenue Bonds (California-Oregon
                                                        Transmission Project), Series A, 6.50% due 5/01/2016 (d)               1,553
                      AAA       Aaa          4,210      San Francisco, California, City and County Airport Commission,
                                                        International Airport Revenue Bonds, AMT, Second Series, Issue 6,
                                                        6.60% due 5/01/2024 (a)                                                4,297
                      AAA       Aaa          3,000      San Jose, California, Redevelopment Agency Tax Allocation Bonds
                                                        (Merged Area Redevelopment Project), 4.75% due 8/01/2023 (a)           2,446
====================================================================================================================================
Colorado -- 10.2%                                       Colorado HFA, Revenue Bonds, S/F Program, AMT:
                      NR*       Aa2          2,360        Senior Series A-1, 7.40% due 11/01/2027                              2,521
                      NR*       Aa2         12,000        Senior Series B-2, 6.80% due 4/01/2030                              12,431
                                                        Colorado HFA, Revenue Refunding Bonds, S/F Program:
                      NR*       Aa2          3,000        AMT, Senior Series A-2, 7.50% due 4/01/2031                          3,255
                      NR*       Aa2          4,000        Senior Series A-3, 6.05% due 10/01/2016                              3,981
                      NR*       Aa2         16,415      Colorado Springs, Colorado, Utilities Revenue Refunding Bonds,
                                                        RITR, Series 19, 7.045% due 11/15/2026 (f)                            12,973
                      NR*       Aaa         12,025      Denver, Colorado, City and County Airport Revenue Refunding Bonds,
                                                        RITR, Series 13, 6.87% due 11/15/2023 (d)(f)                           8,931
                      A1+c      VMIG1+       1,500      Moffat County, Colorado, PCR, Refunding (Pacificorp Projects), VRDN,
                                                        3.60% due 5/01/2013 (a)(g)                                             1,500
====================================================================================================================================
Connecticut -- 0.8%   AAA       Aaa          3,500      Connecticut State Special Tax Obligation Revenue Bonds, 6.25% due
                                                        10/01/2004 (b)(e)                                                      3,714
====================================================================================================================================
Delaware -- 0.5%      AAA       Aaa          2,000      Delaware Transportation Authority, Transportation System Revenue
                                                        Bonds, 7% due 7/01/2004 (b)(e)                                         2,191
====================================================================================================================================
District of                                             District of Columbia, GO, Refunding, Series B (c):
Columbia -- 6.7%      AAA       Aaa          5,000        5.50% due 6/01/2013                                                  4,844
                      AAA       Aaa          5,000        5.50% due 6/01/2014                                                  4,785
                      AAA       Aaa          7,500      District of Columbia, Revenue Refunding Bonds (Catholic University
                                                        of America Project), 5.625% due 10/01/2029 (a)                         6,768
                      AAA       Aaa         17,350      Washington, D.C., Convention Center Authority, Dedicated Tax
                                                        Revenue Bonds, Senior Lien, 4.75% due 10/01/2028 (a)                  13,424
====================================================================================================================================
Florida -- 2.1%       AAA       Aaa          6,500      Florida State Division of Bond Finance Department, General Services
                                                        Revenue Refunding Bonds (Department of Environmental Protection),
                                                        Series B, 6% due 7/01/2009 (a)                                         6,843
                      NR*       VMIG1+       2,600      Hillsborough County, Florida, IDA, PCR, Refunding (Tampa Electric
                                                        Company Project), VRDN, 3.60% due 9/01/2025 (g)                        2,600
====================================================================================================================================
Georgia -- 3.8%                                         Georgia Municipal Electric Authority, Power Revenue Refunding Bonds:
                      AAA       Aaa          7,725        Series EE, 7% due 1/01/2025 (a)                                      8,630
                      AAA       Aaa          1,000        Series W, 6.60% due 1/01/2018 (d)                                    1,076
                      AAA       Aaa          3,500      Metropolitan Atlanta, Georgia, Rapid Transit Authority, Sales Tax
                                                        Revenue Bonds, Second Indenture, Series A, 6.90% due 7/01/2004 (d)(e)  3,827
                      AAA       Aaa          3,000      Municipal Electric Authority of Georgia, Revenue Refunding Bonds
                                                        (Project 1), Sub-Series A, 6.50% due 1/01/2004 (a)(e)                  3,218
====================================================================================================================================
Hawaii -- 1.4%        AAA       Aaa          6,070      Hawaii State Department of Budget and Finance, Special Purpose
                                                        Mortgage Revenue Bonds (Hawaiian Electric Company, Inc. Project),
                                                        AMT, Series C, 7.375% due 12/01/2020 (d)                               6,306
====================================================================================================================================
Illinois -- 9.9%      AAA       Aaa          4,000      Chicago, Illinois, Airport Revenue Refunding Bonds (O'Hare
                                                        International Airport), Second Lien, AMT, 5.50% due 1/01/2015 (a)      3,771
                      AAA       Aaa          3,000      Chicago, Illinois, GO, Project and Refunding, Series A, 5.125%
                                                        due 1/01/2029 (b)                                                      2,486
                      AAA       Aaa         10,805      Chicago, Illinois, Sales Tax Revenue Refunding Bonds, 5.25% due
                                                        1/01/2028 (b)                                                          9,191
                      AAA       Aaa          2,240      Cook County, Illinois, Community College District No. 508, Chicago,
                                                        COP, Refunding, 8.75% due 1/01/2007 (b)                                2,670
                      AAA       Aaa         10,000      Cook County, Illinois, GO, Capital Improvement, Series A, 5% due
                                                        11/15/2023 (b)                                                         8,237
                                                        Illinois Development Finance Authority Revenue Bonds (Bradley
                                                        University Project) (a):
                      AAA       NR*          1,810        5.375% due 8/01/2019                                                 1,629
                      AAA       NR*          1,795        5.375% due 8/01/2024                                                 1,579
                      AAA       Aaa          3,000      Illinois Health Facilities Authority, Revenue Refunding Bonds
                                                        (Servantcor Project), Series A, 6.375% due 8/15/2006 (c)(e)            3,203
                      AAA       Aaa         10,115      Regional Transportation Authority, Illinois, Revenue Bonds,
                                                        Series A, 7.20% due 11/01/2020 (a)                                    11,406
====================================================================================================================================

Portfolio Abbreviations

To simplify the listings of MuniEnhanced Fund, Inc.'s portfolio holdings in the Schedule of Investments, we have abbreviated the names of many of the securities according to the list below and at right.

ACES     Adjustable Convertible Extendable Securities
AMT      Alternative Minimum Tax (subject to)
COP      Certificates of Participation
DATES    Daily Adjustable Tax-Exempt Securities
EDA      Economic Development Authority
GO       General Obligation Bonds
HFA      Housing Finance Agency
IDA      Industrial Development Authority
PCR      Pollution Control Revenue Bonds
RITR     Residual Interest Trust Receipts
S/F      Single-Family
VRDN     Variable Rate Demand Notes


                                      4 & 5

                                       MuniEnhanced Fund, Inc., January 31, 2000

SCHEDULE OF INVESTMENTS (continued)                               (in Thousands)

                      S&P     Moody's        Face
STATE               Ratings   Ratings       Amount      Issue                                                                 Value
====================================================================================================================================
Indiana -- 3.8%       AAA       Aaa        $ 2,500      Brownsburg, Indiana, School Building Corporation, First
                                                        Mortgage Revenue Bonds (Brownsburg Community School),
                                                        5.55% due 2/01/2024 (d)                                              $ 2,267
                      AAA       Aaa          1,360      Hammond, Indiana, Multi-School Building Corporation, Revenue
                                                        Refunding Bonds, First Mortgage, 6.125% due 7/15/2019 (d)              1,359
                      A1        VMIG1+       1,600      Jasper County, Indiana, PCR, Refunding (Northern Indiana Public
                                                        Service), VRDN, Series C, 3.60% due 4/01/2019 (g)                      1,600
                      AAA       Aaa         13,985      Marion County, Indiana, Convention and Recreational Facilities
                                                        Authority, Excise Tax Revenue Bonds (Lease Rental), Sub-Series A,
                                                        5% due 6/01/2022 (d)                                                  11,601
====================================================================================================================================
Kansas -- 5.3%        AAA       Aaa          5,500      Burlington, Kansas, PCR, Refunding (Kansas Gas and Electric
                                                        Company Project), 7% due 6/01/2031 (d)                                 5,740
                      NR*       Aaa         14,740      Kansas City, Kansas, Utility System Revenue Refunding Bonds,
                                                        RITR, Series 1, 9.12% due 9/01/2023 (b)(f)                            15,124
                      AAA       Aaa          2,500      Wamego, Kansas, PCR, Refunding (Kansas Gas and Electric Company
                                                        Project), 7% due 6/01/2031 (d)                                         2,608
====================================================================================================================================
Louisiana -- 0.2%     NR*       VMIG1+       1,000      Louisiana State Offshore Terminal Authority, Deepwater Port
                                                        Revenue Refunding Bonds (First Stage A-Loop Inc.), ACES, 3.60%
                                                        due 9/01/2006 (g)                                                      1,000
====================================================================================================================================
Maine -- 0.4%         AA        Aa2          1,685      Maine State Housing Authority, Mortgage Purchase Revenue Bonds,
                                                        AMT, Series C-2, 6.875% due 11/15/2023                                 1,732
====================================================================================================================================
Maryland -- 0.4%      AAA       Aaa          1,750      Baltimore, Maryland, COP, Refunding (Board of Education
                                                        Administration Project), Series A, 5.80% due 4/01/2011 (d)             1,798
====================================================================================================================================
Massachusetts         AAA       Aaa          4,000      Massachusetts State, HFA, Housing Development Revenue Refunding
-- 6.1%                                                 Bonds, Series B, 5.40% due 12/01/2028 (d)                              3,490
                                                        Massachusetts State Port Authority Revenue Bonds, AMT (b):
                      AAA       Aaa          1,915        Series A, 7.50% due 7/01/2020                                        1,974
                      AAA       Aaa          2,600        Series E, 5% due 7/01/2028                                           2,087
                      AAA       Aaa         10,020      Massachusetts State Turnpike Authority, Western Turnpike Revenue
                                                        Refunding Bonds, Series A, 5.55% due 1/01/2017 (d)                     9,945
                      AAA       Aaa         11,785      Massachusetts State Water Resource Authority, Revenue Refunding
                                                        Bonds, Series D, 5% due 8/01/2024 (d)                                  9,808
====================================================================================================================================
Michigan -- 4.1%      AAA       Aaa          9,175      Chippewa Valley, Michigan, Schools, GO, Refunding, 5% due
                                                        5/01/2027 (a)                                                          7,576
                      NR*       P1           3,100      Delta County, Michigan, Economic Development Corporation,
                                                        Environmental Improvement Revenue Refunding Bonds (Mead-Escanaba
                                                        Paper), DATES, Series F, 3.60% due 12/01/2013 (g)                      3,100
                      AAA       Aaa          4,315      Michigan State Building Authority, Revenue Refunding Bonds,
                                                        Series I, 6.25% due 10/01/2020 (d)                                     4,333
                      AAA       Aaa          3,000      Monroe County, Michigan, PCR (Detroit Edison Company Project),
                                                        AMT, Series 1, 7.65% due 9/01/2020 (b)                                 3,106
====================================================================================================================================
Mississippi           NR*       VMIG1+       2,900      Jackson County, Mississippi, PCR, Refunding (Chevron U.S.A. Inc.
-- 1.2%                                                 Project), VRDN, 3.60% due 12/01/2016 (g)                               2,900
                      AAA       Aaa          2,400      Walnut Grove, Mississippi, Correctional Authority, COP, 6% due
                                                        11/01/2019 (a)                                                         2,338
====================================================================================================================================
Missouri -- 0.7%      AAA       Aaa          3,000      Kansas City, Missouri, Airport Revenue Bonds, General Improvement,
                                                        Series B, 6.875% due 9/01/2004 (c)(e)                                  3,260
====================================================================================================================================
Montana -- 0.5%       AAA       Aaa          2,185      Forsyth, Montana, PCR, Refunding (Puget Sound Power and Light
                                                        Company), AMT, 7.25% due 8/01/2021 (a)                                 2,288
====================================================================================================================================
Nevada -- 3.0%        BBB+      Baa1         5,000      Henderson, Nevada, Health Care Facility Revenue Bonds (Catholic
                                                        Healthcare West--Saint Rose Dominican Hospital), 5.375% due 7/01/2026  3,681
                      AAA       Aaa          5,375      Washoe County, Nevada, Gas and Water Facilities Revenue Refunding
                                                        Bonds (Sierra Pacific Power Company), 6.30% due 12/01/2014 (a)         5,501
                                                        Washoe County, Nevada, Water Facility Revenue Bonds (Sierra
                                                        Pacific Power Company Project), AMT:
                      AAA       Aaa          3,000         6.65% due 6/01/2017 (d)                                             3,081
                      A1+       P1           1,200         VRDN, 3.80% due 12/01/2020 (g)                                      1,200
====================================================================================================================================
New Jersey -- 1.2%    A1+       NR*          1,495      New Jersey EDA, Economic Development Revenue Refunding Bonds
                                                        (Foreign Trade Zone Project), VRDN, 3.55% due 12/01/2007 (g)           1,495
                      AAA       Aaa          4,000      New Jersey State Housing and Mortgage Finance Agency, Home Buyer
                                                        Revenue Bonds, AMT, Series K, 6.375% due 10/01/2026 (d)                4,064
====================================================================================================================================
New Mexico -- 0.5%    AAA       Aaa          2,300      Santa Fe, New Mexico, Revenue Bonds, 6.30% due 6/01/2004 (a)(e)        2,422
====================================================================================================================================
New York -- 1.3%      AAA       Aaa          2,750      New York City, New York, City Transitional Finance Authority
                                                        Revenue Bonds, Future Tax Secured, Series B, 4.75% due 11/15/2018 (b)  2,297
                      A-        A3           2,000      New York City, New York, GO, Refunding, Series L, 5.75% due
                                                        8/01/2013                                                              1,985
                      AAA       NR*          1,795      New York State Dormitory Authority Revenue Bonds (Northeast
                                                        Parent and Child), Series D, 5.50% due 7/01/2018 (a)                   1,677
====================================================================================================================================
North Carolina        AAA       Aaa          2,000      Fayetteville, North Carolina, Public Works Commission Revenue
-- 3.9%                                                 Bonds, 5.125% due 3/01/2017 (c)                                        1,785
                      AAA       Aaa         13,940      North Carolina, Eastern Municipal Power Agency, Power System
                                                        Revenue Refunding Bonds, Series B, 6.125% due 1/01/2009 (d)           14,607
                      A1+       NR*          1,000      Raleigh Durham, North Carolina, Airport Authority, Special
                                                        Facility Revenue Refunding Bonds (American Airlines Inc.),
                                                        VRDN, Series B, 3.65% due 11/01/2015 (g)                               1,000
====================================================================================================================================
Ohio -- 1.1%          A1+       VMIG1+         110      Cuyahoga County, Ohio, Hospital Revenue Bonds (The Cleveland
                                                        Clinic), VRDN, Series D, 3.70% due 1/01/2026 (g)                         110
                      AAA       Aaa          2,500      North Canton, Ohio, City School District, GO, 6.70% due
                                                        12/01/2004 (a)(e)                                                      2,728
                      AAA       Aaa          2,150      Ohio State Air Quality Development Authority, PCR, Refunding
                                                        (Ohio Edison Company), Series A, 7.45% due 3/01/2016 (b)               2,198
====================================================================================================================================
Pennsylvania          AAA       Aaa          3,000      Philadelphia, Pennsylvania, Hospitals and Higher Educational
-- 0.6%                                                 Facilities Authority, Revenue Refunding Bonds (Jefferson Health
                                                        System), Series A, 5.125% due 5/15/2018 (a)                            2,591
====================================================================================================================================


                                      6 & 7

                                       MuniEnhanced Fund, Inc., January 31, 2000

SCHEDULE OF INVESTMENTS (concluded)                               (in Thousands)

                      S&P     Moody's     Face
STATE               Ratings   Ratings    Amount      Issue                                                                   Value
====================================================================================================================================
South Dakota -- 1.8%  AAA       NR*     $ 7,000      South Dakota State Health and Educational Facilities Authority,
                                                     Revenue Refunding Bonds, Series A, 7.625% due 7/01/2014 (d)           $  7,973
====================================================================================================================================
Tennessee -- 2.6%                                    Metropolitan Nashville, Tennessee, Airport Authority, Airport
                                                     Revenue Refunding Bonds (b):
                      AAA       Aaa       2,090        4.95% due 7/01/2011                                                    1,950
                      AAA       Aaa       3,225        Series C, 6.60% due 7/01/2015                                          3,352
                      AAA       Aaa       5,450      Mount Juliet, Tennessee, Public Building Authority Revenue Bonds
                                                     (Madison Suburban Utility District Loan), Series B, 7.80% due
                                                     2/01/2004 (d)(e)                                                         6,464
====================================================================================================================================
Texas -- 8.7%                                        Bell County, Texas, Health Facilities Development Corporation
                                                     Revenue Refunding Bonds (Scott & White Memorial Hospital),
                                                     Series A (d):
                      AAA       Aaa       1,460        6.25% due 8/15/2010                                                    1,525
                      AAA       Aaa       1,555        6.25% due 8/15/2011                                                    1,618
                      AAA       Aaa       1,650        6.25% due 8/15/2012                                                    1,706
                                                     Bexar, Texas, Metropolitan Water District, Waterworks System
                                                     Revenue Refunding Bonds (d):
                      AAA       Aaa       1,135        6.35% due 5/01/2005 (e)                                                1,222
                      AAA       NR*       1,615        6.35% due 5/01/2025                                                    1,613
                      AAA       Aaa       5,000      Dallas, Texas, Special Tax Revenue Bonds, Series A, 5% due
                                                     8/15/2025 (a)                                                            4,147
                      A1+       VMIG1+    1,300      Gulf Coast, Texas, Waste Disposal Authority, PCR, Refunding
                                                     (Amoco Oil Company Project), VRDN, 3.55% due 10/01/2017 (g)              1,300
                      A1+       NR*       1,800      Harris County, Texas, Health Facilities Development Corporation,
                                                     Hospital Revenue Refunding Bonds (Methodist Hospital), VRDN,
                                                     3.65% due 12/01/2025 (g)                                                 1,800
                      AAA       Aaa       2,660      Houston, Texas, Airport System Revenue Bonds, Special Facilities
                                                     (People Mover), AMT, Series A, 6% due 7/15/2007 (c)                      2,745
                      AAA       Aaa       5,000      Houston, Texas, Water and Sewer System Revenue Bonds, Junior Lien,
                                                     Series C, 5.375% due 12/01/2027 (b)                                      4,405
                                                     Houston, Texas, Water and Sewer System, Revenue Refunding Bonds,
                                                     Junior Lien (a):
                      AAA       Aaa       4,405        6.375% due 12/01/2017                                                  4,444
                      AAA       Aaa         295        Series C, 6.375% due 12/01/2001 (e)                                      310
                      AAA       Aaa       2,500      Matagorda County, Texas, Navigation District No. 1 Revenue
                                                     Refunding Bonds (Houston Lighting), AMT, 5.125% due 11/01/2028 (a)       2,075
                      AAA       Aaa      10,400      Travis County, Texas, Health Facilities Development Corporation,
                                                     Revenue Refunding Bonds (Ascension Health Credit), Series A,
                                                     5.875% due 11/15/2024 (a)                                                9,848
====================================================================================================================================
Utah -- 3.6%          AAA       Aaa       2,500      Central Utah, Water Conservancy District, GO, Refunding, Series D,
                                                     5% due 4/01/2027 (a)                                                     2,038
                      AAA       Aaa       5,055      Salt Lake City, Utah, Metropolitan Water District, Water Revenue
                                                     Bonds, 5.375% due 7/01/2029 (a)                                          4,384
                      NR*       P1        2,100      Salt Lake County, Utah, PCR, Refunding (Service Station Holdings
                                                     Project), VRDN, 3.60% due 2/01/2008 (g)                                  2,100
                                                     Utah Water Finance Agency Revenue Bonds (Pooled Loan Financing
                                                     Program), Series A (a):
                      AAA       Aaa       2,210        5.40% due 10/01/2024                                                   1,951
                      AAA       Aaa       6,135        5.50% due 10/01/2029                                                   5,442
====================================================================================================================================
Virginia -- 3.8%      AAA       Aaa      10,000      Fairfax County, Virginia, EDA, Resource Recovery Revenue Refunding
                                                     Bonds, AMT, Series A, 6.10% due 2/01/2010 (a)(h)                        10,426
                      AAA       Aaa       6,000      Loudoun County, Virginia, COP, 6.80% due 3/01/2014 (c)                   6,400
====================================================================================================================================
Washington -- 2.7%    AAA       Aaa       1,950      Port Seattle, Washington, Passenger Facility Charge Revenue Bonds,
                                                     Series A, 5% due 12/01/2023 (d)                                          1,612
                      AAA       Aaa      11,750      Snohomish County, Washington, Public Utility District Number 001,
                                                     Electric Revenue Refunding Bonds, 5.375% due 12/01/2024 (c)             10,367
====================================================================================================================================
Wyoming -- 0.5%       AAA       Aaa       2,500      Central Wyoming Regional Water System, Joint Powers Board Revenue
                                                     Refunding Bonds, 5.25% due 6/01/2030 (c)                                 2,129
====================================================================================================================================
                      Total Investments (Cost -- $471,953) -- 101.7%                                                        454,071
                      Variation Margin on Financial Futures Contracts** -- 0.0%                                                 162
                      Liabilities in Excess of Other Assets -- (1.7%)                                                        (7,589)
                                                                                                                           --------
                      Net Assets -- 100.0%                                                                                 $446,644
                                                                                                                           ========
====================================================================================================================================

      (a)   AMBAC Insured.
      (b)   FGIC Insured.
      (c)   FSA Insured.
      (d)   MBIA Insured.
      (e)   Prerefunded.
      (f)   The interest rate is subject to change periodically and inversely based upon prevailing market rates. The interest rate shown is the rate in effect at January 31, 2000.
      (g)   The interest rate is subject to change periodically based upon prevailing market rates. The interest rate shown is the rate in effect at January 31, 2000.
      (h)   All or a portion of security held as collateral in connection with open financial futures contracts.
      +     Highest short-term rating by Moody's Investors Service, Inc.
      *     Not Rated.
      **    Financial futures contracts sold as of January 31, 2000 were as follows:

      --------------------------------------------------------------------------
                                                                  (in Thousands)
      --------------------------------------------------------------------------
      Number of                                   Expiration
      Contracts               Issue                   Date                Value
      --------------------------------------------------------------------------
        225             US Treasury Bonds          March 2000            $20,749
      --------------------------------------------------------------------------
      Total Financial Futures Contracts Sold
      (Total Contract Price -- $20,447)                                  $20,749
                                                                         =======
      --------------------------------------------------------------------------

      Ratings of issues shown have not been audited by Deloitte & Touche LLP.

      See Notes to Financial Statements.

Quality Profile

The quality ratings of securities in the Fund as of January 31, 2000 were as follows:

--------------------------------------------------------------------------------
                                                                      Percent of
S&P Rating/Moody's Rating                                             Net Assets
--------------------------------------------------------------------------------
AAA/Aaa ...........................................................      85.5%
AA/Aa .............................................................       9.4
A/A ...............................................................       0.5
BBB/Baa ...........................................................       0.8
Other+ ............................................................       5.5
--------------------------------------------------------------------------------

+     Temporary investments in short-term municipal securities.


                                      8 & 9

                                       MuniEnhanced Fund, Inc., January 31, 2000

STATEMENT OF ASSETS, LIABILITIES AND CAPITAL

               As of January 31, 2000
====================================================================================================================================
Assets:        Investments, at value (identified cost -- $471,952,818) .............................                    $454,071,274
               Cash ................................................................................                          67,542
               Receivables:
                 Interest ..........................................................................    $  6,692,961
                 Variation margin ..................................................................         161,719       6,854,680
                                                                                                        ------------
               Prepaid expenses and other assets ...................................................                          16,533
                                                                                                                        ------------
               Total assets ........................................................................                     461,010,029
                                                                                                                        ------------
====================================================================================================================================
Liabilities:   Payables:
                 Securities purchased ..............................................................      13,719,547
                 Dividends to shareholders .........................................................         321,770
                 Investment adviser ................................................................         178,051      14,219,368
                                                                                                        ------------
               Accrued expenses ....................................................................                         146,551
                                                                                                                        ------------
               Total liabilities ...................................................................                      14,365,919
                                                                                                                        ------------
====================================================================================================================================
Net Assets:    Net assets ..........................................................................                    $446,644,110
                                                                                                                        ============
====================================================================================================================================
Capital:       Capital Stock (200,000,000 shares authorized):
                 Preferred Stock, par value $.025 per share (6,000 shares of AMPS* issued and
                 outstanding at $25,000 per share liquidation preference) ..........................                    $150,000,000
                 Common Stock, par value $.10 per share (29,369,874 shares issued and outstanding) .    $  2,936,987
               Paid-in capital in excess of par ....................................................     323,386,132
               Undistributed investment income -- net ..............................................       3,560,616
               Accumulated realized capital losses on investments -- net ...........................     (10,835,414)
               Accumulated distribution in excess of realized capital gains on investments -- net ..      (4,220,324)
               Unrealized depreciation on investments -- net .......................................     (18,183,887)
                                                                                                        ------------
               Total -- Equivalent to $10.10 net asset value per share of Common Stock
               (market price -- $9.1875) ...........................................................                     296,644,110
                                                                                                                        ------------
               Total capital .......................................................................                    $446,644,110
                                                                                                                        ============
====================================================================================================================================

*     Auction Market Preferred Stock.

      See Notes to Financial Statements.

STATEMENT OF OPERATIONS

               For the Year Ended January 31, 2000
====================================================================================================================================
Investment     Interest and amortization of premium and discount earned ............................                   $ 26,759,218
Income:
====================================================================================================================================
Expenses:      Investment advisory fees ............................................................    $  2,383,428
               Commission fees .....................................................................         379,600
               Transfer agent fees .................................................................         164,570
               Professional fees ...................................................................          90,115
               Accounting services .................................................................          60,041
               Printing and shareholder reports ....................................................          56,439
               Directors' fees and expenses ........................................................          48,314
               Listing fees ........................................................................          35,035
               Custodian fees ......................................................................          29,316
               Pricing fees ........................................................................          14,923
               Other ...............................................................................          24,696
                                                                                                        ------------
               Total expenses ......................................................................                      3,286,477
                                                                                                                       ------------
               Investment income -- net ............................................................                     23,472,741
                                                                                                                       ------------
====================================================================================================================================
Realized &     Realized loss on investments -- net .................................................                    (10,823,948)
Unrealized     Change in unrealized appreciation/depreciation on investments -- net ................                    (46,491,865)
Loss On                                                                                                                ------------
Investments    Net Decrease in Net Assets Resulting from Operations ................................                   $(33,843,072)
-- Net:                                                                                                                ============
====================================================================================================================================

      See Notes to Financial Statements.


                                     10 & 11

                                       MuniEnhanced Fund, Inc., January 31, 2000

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                                          For the Year Ended
                                                                                                              January 31,
                                                                                                  ----------------------------------
                         Increase (Decrease) in Net Assets:                                            2000                1999
====================================================================================================================================
Operations:              Investment income -- net .............................................   $  23,472,741       $  24,669,565
                         Realized gain (loss) on investments -- net ...........................     (10,823,948)          9,268,459
                         Change in unrealized appreciation/depreciation on investments -- net .     (46,491,865)         (4,175,125)
                                                                                                  -------------       -------------
                         Net increase (decrease) in net assets resulting from operations ......     (33,843,072)         29,762,899
                                                                                                  -------------       -------------
====================================================================================================================================
Dividends &              Investment income -- net:
Distributions to           Common Stock .......................................................     (18,740,807)        (19,359,816)
Shareholders:              Preferred Stock ....................................................      (4,977,080)         (5,149,880)
                         Realized gain on investments to Common Stock shareholders -- net .....              --         (10,288,926)
                         In excess of realized gain on investments to Common Stock shareholders
                         -- net ...............................................................              --          (4,220,324)
                                                                                                  -------------       -------------
                         Net decrease in net assets resulting from dividends and distributions
                         to shareholders ......................................................     (23,717,887)        (39,018,946)
                                                                                                  -------------       -------------
====================================================================================================================================
Common Stock             Value of shares issued to Common Stock shareholders in reinvestment
Transactions:            of dividends and distributions........................................         602,065           3,330,627
                                                                                                  -------------       -------------

====================================================================================================================================
Net Assets:              Total decrease in net assets .........................................     (56,958,894)         (5,925,420)
                         Beginning of year ....................................................     503,603,004         509,528,424
                                                                                                  -------------       -------------
                         End of year * ........................................................   $ 446,644,110       $ 503,603,004
                                                                                                  =============       =============
====================================================================================================================================
                         *Undistributed investment income -- net...............................   $   3,560,616       $   3,805,762
                                                                                                  =============       =============
====================================================================================================================================

      See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS

                      The following per share data and ratios
                      have been derived from information provided
                      in the financial statements.                                     For the Year Ended January 31,+
                                                                         -----------------------------------------------------------
                      Increase (Decrease) in Net Asset Value:             2000         1999        1998         1997        1996
====================================================================================================================================
Per Share             Net asset value, beginning of year .............   $  12.06    $  12.38    $  11.75     $  12.40    $  11.17
Operating                                                                --------    --------    --------     --------    --------
Performance:          Investment income -- net .......................        .80         .85         .88          .90         .92
                      Realized and unrealized gain (loss)
                      on investments -- net ..........................      (1.95)        .18         .64         (.54)       1.23
                                                                         --------    --------    --------     --------    --------
                      Total from investment operations ...............      (1.15)       1.03        1.52          .36        2.15
                                                                         --------    --------    --------     --------    --------
                      Less dividends and distributions to
                      Common Stock shareholders:
                        Investment income -- net .....................       (.64)       (.67)       (.71)        (.72)       (.72)
                        Realized gain on investments -- net ..........         --        (.35)         --           --          --
                        In excess of realized gain on investments
                        -- net .......................................         --        (.15)         --         (.11)         --
                                                                         --------    --------    --------     --------    --------
                      Total dividends and distributions to
                      Common Stock shareholders.......................       (.64)      (1.17)       (.71)        (.83)       (.72)
                                                                         --------    --------    --------     --------    --------
                      Effect of Preferred Stock activity:
                        Investment income -- net .....................       (.17)       (.18)       (.18)        (.18)       (.20)
                                                                         --------    --------    --------     --------    --------
                      Net asset value, end of year ...................   $  10.10    $  12.06    $  12.38     $  11.75    $  12.40
                                                                         ========    ========    ========     ========    ========
                      Market price per share, end of year ............   $ 9.1875    $  12.00    $12.4375     $  11.00    $ 11.375
                                                                         ========    ========    ========     ========    ========
====================================================================================================================================
Total Investment      Based on market price per share ................     (18.52%)      6.36       20.26%        4.28%      18.67%
Return:*                                                                 ========    ========    ========     ========    ========
                      Based on net asset value per share .............     (10.87%)      7.38       12.06%        2.18%      18.71%
                                                                         ========    ========    ========     ========    ========
====================================================================================================================================
Ratios Based on       Total expenses * * .............................       1.00%        .94%        .96%         .95%        .97%
Average Net Assets                                                       ========    ========    ========     ========    ========
Of Common Stock:      Total investment income -- net * * .............       7.16%       6.93%       7.39%        7.55%       7.77%
                                                                         ========    ========    ========     ========    ========
                      Amount of dividends to Preferred Stock
                      shareholders ...................................       1.52%       1.45%       1.55%        1.50%       1.68%
                                                                         ========    ========    ========     ========    ========
                      Investment income -- net, to Common
                      Stock shareholders .............................       5.64%       5.48%       5.84%        6.05%       6.09%
                                                                         ========    ========    ========     ========    ========
====================================================================================================================================
Ratios Based on       Total expenses .................................        .69%        .66%        .67%         .67%        .68%
Total Average                                                            ========    ========    ========     ========    ========
Net Assets:++**       Total investment income -- net .................       4.91%       4.88%       5.16%        5.27%       5.42%
                                                                         ========    ========    ========     ========    ========

====================================================================================================================================
Ratios Based on       Dividends to Preferred Stock shareholders ......       3.32%       3.43%       3.57%        3.47%       3.85%
Average Net Assets                                                       ========    ========    ========     ========    ========
Of Preferred Stock:

====================================================================================================================================
Supplemental          Net assets, net of Preferred Stock, end of
Data:                 year (in thousands).............................   $296,644    $353,603    $359,528     $340,751    $359,763
                                                                         ========    ========    ========     ========    ========
                      Preferred Stock outstanding, end of year
                      (in thousands) .................................   $150,000    $150,000    $150,000     $150,000    $150,000
                                                                         ========    ========    ========     ========    ========
                      Portfolio turnover .............................     124.61%     144.46%     128.79%      138.12%     114.30%
                                                                         ========    ========    ========     ========    ========
====================================================================================================================================
Leverage:             Asset coverage per $ 1,000 .....................   $  2,978    $  3,357    $  3,397     $  3,272    $  3,398
                                                                         ========    ========    ========     ========    ========
====================================================================================================================================
Dividends Per         Series A -- Investment income -- net ...........   $    825    $    862    $    891     $    860    $    961
Share on                                                                 ========    ========    ========     ========    ========
Preferred Stock       Series B -- Investment income -- net ...........   $    835    $    868    $    900     $    865    $    959
Outstanding:                                                             ========    ========    ========     ========    ========

                      Series C -- Investment income -- net ...........   $    829    $    845    $    889     $    876    $    971
                                                                         ========    ========    ========     ========    ========
====================================================================================================================================

      *     Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Total investment returns exclude the effects of sales charges.
      **    Do not reflect the effect of dividends to Preferred Stock
            shareholders.
      +     Based on average shares outstanding.
      ++    Includes Common and Preferred Stock average net assets.

            See Notes to Financial Statements.


                                     12 & 13

                                       MuniEnhanced Fund, Inc., January 31, 2000

NOTES TO FINANCIAL STATEMENTS

1. Significant Accounting Policies:

MuniEnhanced Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a non-diversified, closed-end management investment company. The Fund's financial statements are prepared in accordance with generally accepted accounting principles, which may require the use of management accruals and estimates. The Fund determines and makes available for publication the net asset value of its Common Stock on a weekly basis. The Fund's Common Stock is listed on the New York Stock Exchange under the symbol MEN. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments -- Municipal bonds are traded primarily in the over-the-counter markets and are valued at the last available bid price in the over-the-counter market or on the basis of yield equivalents as obtained by the Fund's pricing service from one or more dealers that make markets in the securities. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their closing prices as of the close of such exchanges. Options written or purchased are valued at the last sale price in the case of exchange-traded options. In the case of options traded in the over-the-counter market, valuation is the last asked price (options written) or the last bid price (options purchased). Short-term investments with a remaining maturity of sixty days or less are valued at amortized cost, which approximates market value. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund, including valuations furnished by a pricing service retained by the Fund, which may utilize a matrix system for valuations. The procedures of the pricing service and its valuations are reviewed by the officers of the Fund under the general supervision of the Board of Directors.

(b) Derivative financial instruments -- The Fund may engage in various portfolio strategies to seek to increase its return by hedging its portfolio against adverse movements in the debt markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

o Financial futures contracts -- The Fund may purchase or sell financial futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

o Options -- The Fund is authorized to write covered call options and purchase put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market reflecting the current market value of the option written.

When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

(c) Income taxes -- It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

(d) Security transactions and investment income -- Security transactions are recorded on the dates the transactions are entered into (the trade dates). Interest income is recognized on the accrual basis. Discounts and market premiums are amortized into interest income. Realized gains and losses on security transactions are determined on the identified cost basis.

(e) Dividends and distributions -- Dividends from net investment income are declared daily and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates. Distributions in excess of realized capital gains are due primarily to differing tax treatments for post-October losses.

2. Investment Advisory Agreement and Transactions with Affiliates:

The Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee at an annual rate of .50% of the Fund's average weekly net assets, including assets acquired from the issuance of Preferred Stock.

Accounting services are provided to the Fund by FAM at cost.

Certain officers and/or directors of the Fund are officers and/or directors of FAM, PSI, and/or ML & Co.

3. Investments:

Purchases and sales of investments, excluding short-term securities, for the year ended January 31, 2000 were $555,130,217 and $546,906,078, respectively.

Net realized gains (losses) for the year ended January 31, 2000 and net unrealized losses as of January 31, 2000 were as follows:

--------------------------------------------------------------------------------
                                               Realized             Unrealized
                                            Gains (Losses)            Losses
--------------------------------------------------------------------------------
Long-term investments ..............         $(14,135,136)         $(17,881,544)
Financial futures contracts ........            3,311,188              (302,343)
                                             ------------          ------------
Total ..............................         $(10,823,948)         $(18,183,887)
                                             ============          ============
--------------------------------------------------------------------------------

As of January 31, 2000, net unrealized depreciation for Federal income tax purposes aggregated $17,881,544, of which $7,716,131 related to appreciated securities and $25,597,675 related to depreciated securities. The aggregate cost of investments at January 31, 2000 for Federal income tax purposes was $471,952,818.

4. Capital Share Transactions:

The Fund is authorized to issue 200,000,000 shares of capital stock, par value $.10 per share, all of which were initially classified as Common Stock. The Board of Directors is authorized, however, to reclassify any unissued shares of capital stock without the approval of the holders of Common Stock.

Common Stock

Shares issued and outstanding during the years ended January 31, 2000 and January 31, 1999 increased by 50,578 and 280,120, respectively, as a result of dividend reinvestment.

Preferred Stock

Auction Market Preferred Stock ("AMPS") are shares of Preferred Stock of the Fund, with a par value of $.025 per share and a liquidation preference of $25,000 per share, that entitle their holders to receive cash dividends at an annual rate that


                                     14 & 15

                                       MuniEnhanced Fund, Inc., January 31, 2000

NOTES TO FINANCIAL STATEMENTS (concluded)

may vary for the successive dividend period for each series. The yields in effect at January 31, 2000 were as follows: Series A, 3.65%; Series B, 3.525%; and Series C, 3.45%.

Shares issued and outstanding during the years ended January 31, 2000 and January 31, 1999 remained constant.

The Fund pays commissions to certain broker-dealers at the end of each auction at an annual rate ranging from .25% to .50%, calculated on the proceeds of each auction. For the year ended January 31, 2000, Merrill Lynch, Pierce, Fenner & Smith Incorporated, an affiliate of FAM, received $141,230 as commissions.

5. Capital Loss Carryforward:

At January 31, 2000, the Fund had a net capital loss carryforward of approximately $9,810,000, all of which expires in 2008. This amount will be available to offset like amounts of any future taxable gains.

6. Subsequent Event:

On February 7, 2000, the Fund's Board of Directors declared an ordinary income dividend to Common Stock shareholders in the amount of $.053100 per share, payable on February 28, 2000 to shareholders of record as of February 17, 2000.

INDEPENDENT AUDITORS' REPORT

The Board of Directors and Shareholders,
MuniEnhanced Fund, Inc.:

We have audited the accompanying statement of assets, liabilities and capital, including the schedule of investments, of MuniEnhanced Fund, Inc., as of January 31, 2000, the related statements of operations for the year then ended and changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at January 31, 2000 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of MuniEnhanced Fund, Inc. as of January 31, 2000, the results of its operations, the changes in its net assets, and the financial highlights for the respective stated periods in conformity with generally accepted accounting principles.


Deloitte & Touche LLP
Princeton, New Jersey
March 7, 2000


                                     16 & 17

                                       MuniEnhanced Fund, Inc., January 31, 2000

IMPORTANT TAX INFORMATION (unaudited)

All of the net investment income distributions paid by Muni-Enhanced Fund, Inc. during its taxable year ended January 31, 2000 qualify as tax-exempt interest dividends for Federal income tax purposes. Additionally, there were no capital gains distributions paid by the Fund during the year.

Please retain this information for your records.

MANAGED DIVIDEND POLICY

The Fund's dividend policy is to distribute all or a portion of its net investment income to its shareholders on a monthly basis. In order to provide shareholders with a more consistent yield to the current trading price of shares of Common Stock of the Fund, the Fund may at times pay out less than the entire amount of net investment income earned in any particular month and may at times in any particular month pay out such accumulated but undistributed income in addition to net investment income earned in that month. As a result, the dividends paid by the Fund for any particular month may be more or less than the amount of net investment income earned by the Fund during such month. The Fund's current accumulated but undistributed net investment income, if any, is disclosed in the Statement of Assets, Liabilities and Capital, which comprises part of the financial information included in this report.

OFFICERS AND DIRECTORS

Terry K. Glenn, President and Director
James H. Bodurtha, Director
Roberta Cooper Ramo, Director
Herbert I. London, Director
Joseph L. May, Director
Andre F. Perold, Director
Arthur Zeikel, Director
Vincent R. Giordano, Senior Vice President
Kenneth A. Jacob, Vice President
Michael A. Kalinoski, Vice President
Donald C. Burke, Vice President and Treasurer
Alice A. Pellegrino, Secretary

--------------------------------------------------------------------------------
Robert R. Martin, Director of MuniEnhanced Fund, Inc. has recently retired. The Fund's Board of Directors wishes Mr. Martin well in his retirement.
--------------------------------------------------------------------------------

Custodian

State Street Bank and Trust Company
225 Franklin Square
Boston, MA 02110

NYSE Symbol

MEN

Transfer Agents

Common Stock:
State Street Bank and Trust Company
225 Franklin Square
Boston, MA 02110

Preferred Stock:
The Bank of New York
100 Church Street
New York, NY 10286


                                     18 & 19

This report, including the financial information herein, is transmitted to the shareholders of MuniEnhanced Fund, Inc. for their information. It is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in the report. Past performance results shown in this report should not be considered a representation of future performance. The Fund has leveraged its Common Stock by issuing Preferred Stock to provide the Common Stock shareholders with a potentially higher rate of return. Leverage creates risks for Common Stock shareholders, including the likelihood of greater volatility of net asset value and market price of shares of the Common Stock, and the risk that fluctuations in the short-term dividend rates of the Preferred Stock may affect the yield to Common Stock shareholders. Statements and other information herein are as dated and are subject to change.

MuniEnhanced
Fund, Inc.
Box 9011
Princeton, NJ
08543-9011                                                          #10874--1/00

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